UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHODLER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07738
Montana Tax-Free Fund, Inc.
(Exact name of registrant as specified in charter)

Address of Registrant	1 Main Street North
Minot, ND 58703

Name and Address of agent for service	Brent Wheeler/Kevin Flagstad
1 Main Street North
Minot, ND 58703

Registrant’s telephone number, including area code	(701) 852-5292

Date of fiscal year end	December 31
Date of reporting period	December 30, 2005

Item 1)	Reports to Stockholders.

Dear Shareholder:

Enclosed is the report of operations of the Montana Tax-Free Fund, Inc. (the “Fund”) for the year ended December 30, 2005. The Fund’s portfolio and related financial statements are presented within for your review.

As we close 2005, interest rates surprised many of the financial experts who predicted investors would get fed up with low long-term interest rates and sell bonds, which would push yields higher. In the face of rising rates by the Federal Reserve, higher energy prices, natural disasters and ongoing conflicts in the Middle East, the yield on the 10-year Treasury note ended the year at 4.39% compared with 4.22% at the end of 2004.

In 2005, bonds all but defied gravity. Though the Federal Reserve raised its short-term interest-rate target by two percentage points, to 4.25% from 2.25% and two of the world’s largest issuers of corporate debt, General Motors and Ford had their credit rating downgraded to “junk” from investment grade, bond yields stayed low. The Fed’s rate increases have pushed short-term interest rates above long-term rates, a phenomenon known as a yield curve inversion, which has preceded every economic downturn in the past 40 years, with only two false alarms.

Despite the yield curve inversion the Fed has hinted after its December policy meeting that it could halt, or at lease pause, in its rate-increase campaign sometime in the first part of this year. The question for 2006 will be dictated by the pace of economic growth and the Fed’s actions based in the direction of core consumer inflation. The Federal Reserve’s policy has been aimed at returning short-term interest rates back to a neutral range. Future actions will depend primarily on inflation evidence.

Given our concerns that the Federal Reserve would tighten throughout the period, we structured the Fund defensively to help mitigate the effects of a rising rates. Rather than commit a substantial portion of the Fund’s assets to low-yielding bonds, the Fund maintained emphasis on premium priced higher-coupon bonds for their favorable income. This included holding positions in higher coupon issues like Forsyth Pollution Control Rev’s, 6.125% coupon and Montana Higher Education Student Loan’s, 6.400% coupon. In rising rate environments these type of issues have typically held their value better than lower coupon issues such as: Montana Health (State Hospital) 5.000% coupon and Montana Health (Providence Services) 5.375% coupon.

At the close of the period, the Fund’s average maturity was approximately 18 years. However, the Fund’s duration (a measure of a fund’s sensitivity to interest rate movements) was 4 years. Another strategy of the Fund was to hold a short position in U.S. Treasury bond futures to help hedge the portfolio against interest rate risk. Although this conservative strategy at times limited the Fund’s full participation in market rallies, it helped reduce its overall volatility during the period. Our approach also favorably contributed to the Fund’s relative performance during times when long-term bond prices were dropping, particularly late in the fall.

The Montana Tax-Free Fund A shares began the year $8.68 and ended the year at $8.42 per share, for a total return of 1.07%*. The Montana Tax-Free Fund B shares began the year at $8.65 per share and ended the year at $8.40 per share, for a total return of 0.68%*. This compares to the Lehman Brothers Municipal Bond Index’s return of 3.53% for the period.

An important part of the Fund’s strategy includes searching the primary and secondary markets for high quality, double tax-exempt issues. Credit quality for the period was: AAA 51.1%, AA 5.4%, A 33.3%, and BBB 10.2%.

Income exempt from federal and Montana state income taxes with preservation of capital remains the primary objectives of the Fund.

If you would like more frequent updates, visit our website at www.integrityfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of Monte Avery, Chief Portfolio Strategist with Integrity Mutual Funds. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

* Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

Bond prices and, therefore, the value of bond funds decline as interest rates rise. Because the Fund invests in securities of a single state, the Fund is more susceptible to factors adversely impacting the respective state securities more so than a municipal bond fund that does not concentrate its securities in a single state.

December 30, 2005 (Unaudited)

PROXY VOTING ON FUND PORTFOLIO SECURITIES
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-276-1262. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity's website at www.integrityfunds.com. This information is also available from the EDGAR database on the Securities and Exchange Commission’s (“SEC's”) website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE
The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters on the Form N-CSR(S). The annual and semi-annual reports are filed electronically with the SEC and are delivered to the Fund shareholders. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Fund's Form N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and the information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. You may also access this information from Integrity's website at www.integrityfunds.com.

Terms & Definitions December 30, 2005 (Unaudited)

Appreciation
The increase in value of an asset.

Average Annual Total Return
A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis.

Coupon Rate or Face Rate
The rate of interest payable annually, based on the face amount of the bond; expressed as a percentage.

Depreciation
The decrease in value of an asset.

Lehman Brothers Municipal Bond Index
An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Market Value
The actual (or estimated) price at which a bond trades in the market place.

Maturity
A measure of the term or life of a bond in years. When a bond “matures,” the issuer repays the principal.

Multiple Classes of Shares
Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are “classes” of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

Net Asset Value (NAV)
The value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Offering Price
The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Quality Ratings
A designation assigned by independent rating companies to give a relative indication of a bond’s credit worthiness. “AAA,” “AA,” “A,” and “BBB” indicate investment grade securities. Ratings can range from a high of “AAA” to a low of “D”.

Total Return
 Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund’s portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

December 30, 2005 (Unaudited)

PERFORMANCE AND COMPOSITION

PORTFOLIO QUALITY RATINGS
(Based on Total Long-Term Investments)

AAA	51.1%
AA	5.4%
A	33.3%
BBB	10.2%

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody’s Investors Services and Standard & Poor’s. Non-rated bonds have been determined to be of appropriate quality for the portfolio by Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the investment adviser.

These percentages are subject to change.

PORTFOLIO MARKET SECTORS
(As a % of Net Assets)

HL-Health	35.8%
S-School	27.4%
I-Industrial	20.2%
H-Housing	13.0%
O-Other	3.6%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are subject to change.

December 30, 2005 (Unaudited)

DISCLOSURE OF FUND EXPENSES
The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 30, 2005, to December 30, 2005.

The example illustrates the Fund’s costs in two ways:

Actual expenses
The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 06/30/05	Ending Account Value 12/30/05	Expenses Paid During Period*
Actual
Class A	$1,000.00	$1,029.54	$5.07
Class B	$1,000.00	$1,026.99	$7.60
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.14	$5.05
Class B	$1,000.00	$1,017.64	$7.57

*For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.00% for Class A and 1.50% for Class B), multiplied by the average account value over the period, multiplied by 180/360 days. Class A’s ending account value in the “Actual” section of the table is based on its actual total return of 2.95% for the six-month period of June 30, 2005, to December 30, 2005. Class B’s ending account value in the “Actual” section of the table is based on its actual total return of 2.70% for the six-month period of June 30, 2005, to December 30, 2005.

December 30, 2005 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending December 30, 2005
Montana Tax-Free Fund				Since Inception
Class B Shares	1 year	5 year	10 year	(August 12, 1993)
Without CDSC	0.68%	0.93%	*N/A	3.17%
With CDSC (4% max)	(3.20%)	0.93%	*N/A	3.17%

				Since Inception
Lehman Brothers Municipal Bond Index	1 year	5 year	10 year	(August 12, 1993)
	3.53%	5.59%	N/A	5.81%

	For periods ending December 30, 2005
Montana Tax-Free Fund				Since Inception
Class A Shares	1 year	5 year	10 year	(January 7, 2000)
Without Sales Charge	1.07%	1.40%	N/A	2.75%
With Sales Charge (4.25%)	(3.27%)	0.53%	N/A	2.02%

				Since Inception
Lehman Brothers Municipal Bond Index	1 year	5 year	10 year	(January 7, 2000)
	3.53%	5.59%	N/A	6.60%

*Class B shares are automatically converted to Class A shares after 8 years.

Putting Performance into Perspective
Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

December 30, 2005 (Unaudited)

COMPARATIVE INDEX GRAPH
Comparison of change in value of a $10,000 investment in the Montana Tax-Free Fund and the Lehman Brothers Municipal Bond Index

Class B Shares
	Montana Tax-Free Fund w/o CDSC	Lehman Brothers Municipal Bond Index

1995	$10,000	$10,000
1996	$10,552	$10,444
1997	$11,181	$11,405
1998	$11,590	$12,144
1999	$11,322	$11,893
2000	$12,337	$13,284
2001	$12,907	$13,966
2002	$12,720	$15,307
2003	$12,804	$16,121
2004	$12,832	$16,841
2005	$12,919	$17,436

Putting Performance into Perspective
Performance data is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

The Class B Shares graph does not reflect the deduction of the maximum contingent deferred sales charge (CDSC). Had CDSC been included, performance would have been lower.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Lehman Brothers index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in Montana municipal bonds. Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends.

December 30, 2005 (Unaudited)

MANAGEMENT OF THE FUND
The Board of the Fund consists of five Directors. These same individuals, unless otherwise noted, also serve as directors or trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the seven series of The Integrity Funds. Three Directors (60% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates. These are the “Independent” Directors. Two of the remaining four Directors and/or Officers are “Interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Directors of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Director and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT DIRECTORS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
Lynn W. Aas 904 27th Street NW Minot, ND 58703 84	Director	Since December 1994	Retired; Attorney; Director, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004) Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios and The Integrity Funds (since September 2003); and Director, First Western Bank & Trust (until May 2002).	16	None
Orlin W. Backes 15 2nd Ave., SW – Ste. 305 Minot, ND 58701 70	Director	Since April 1995	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios and The Integrity Funds (since May 2003); and Director, First Western Bank & Trust.	16	Director, First Western Bank & Trust
R. James Maxson Town & Country Center 1015 S. Broadway Suite 15 Minot, ND 58701 58	Director	Since January 1999	Attorney, Maxson Law Office (since November 2002), Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); and Trustee, Integrity Managed Portfolios and The Integrity Funds (since May 2003).	16	None

*The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the seven series of The Integrity Funds.

Directors and officers of the Funds serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Directors and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

December 30, 2005 (Unaudited)

The Interested Directors and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Director and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED DIRECTORS AND OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
**Robert E. Walstad 1 Main Street North Minot, ND 58703 61	Director, Chairman, President	Since Inception

Director (since September 1987), President (September 1987 to October 2001 and September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc.; Director, President (since inception) and Treasurer (until May 2004), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds Inc., (September 1998 to June 2003); Trustee, Chairman and President (since January 1996), and Treasurer (until May 2004), Integrity Managed Portfolios; Trustee, Chairman and President (since May 2003) and Treasurer (May 2003 to May 2004), The Integrity Funds; Director, President, CEO, and Treasurer, Integrity Funds Distributor, Inc. (January 1996 to August 2003);Director (October 1999 to June 2003), President (October 1999 to October 2001), Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (May 2000 to November 2001- October to June 2003), ARM Securities Corporation; Director, Chairman, Capital Financial Services, Inc. (since January 2002).

				16	Director, Capital Financial Services, Inc.
**Peter A. Quist 1 Main Street North Minot, ND 58703 71	Director, Vice President and Secretary	Since Inception

Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc., ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Funds Distributor, Inc., Vice President and Secretary, Integrity Managed Portfolios and The Integrity Funds (since May 2003); and Director, ARM Securities Corporation (May 2000 to June 2003).

				3	None
Laura K. Anderson 1 Main Street North Minot, ND 58703 31	Treasurer	Since October 2005

Fund Accountant (until May 2004), Fund Accounting Supervisor (May 2004 to October 2005), Fund Accounting Manager, Integrity Fund Services, Inc.; Treasurer (since October 2005), Integrity Managed Portfolios and The Integrity Funds.

				NA	None
Brent M. Wheeler 1 Main Street North Minot, ND 58703 35	Mutual Fund Chief Compliance Officer	Since October 2005

Fund Accounting Manager (May 1998 thru October 2005), Integrity Fund Services, Inc.; Treasurer (May 2004 to October 2005), MF Chief Compliance Officer (Since October 2005) The Integrity Funds and Integrity Mutual Funds.

				NA	Minot State University Alumni Association

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the seven series of The Integrity Funds.

** Directors who are “interested persons” of the Funds as defined in the Investment Company Act of 1940. Messrs. Quist and Walstad are interested persons by virtue of being officers and/or directors of the Fund’s Investment Adviser and Principal Underwriter.

Directors and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Directors and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

December 30, 2005 (Unaudited)

Board Approval of Investment Advisory Agreement
Integrity Money Management, the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer and accounting services agent; are subsidiaries of Integrity Mutual Funds, Inc. (“Company”), the Fund’s sponsor.

The approval and the continuation of a fund’s investment advisory agreement must be specifically approved at least annually (1) by the vote of the directors or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the directors who are not parties to the investment advisory agreement or “Interested Persons” of any party (“Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund’s adviser. The Independent Directors also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on October 28, 2005, the Board of Directors, including a majority of the Independent Directors of the Fund, approved the Investment Advisory Agreement (“Advisory Agreement”) between the Fundand Integrity Money Management.

The Directors, including a majority of Independent Directors who are neither party to the Advisory Agreement nor “interested persons” of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory Agreement. In determining whether it was appropriate to approve the Advisory Agreement, the Directors requested information, provided by the Investment Adviser that it believed to be reasonably necessary to reach its conclusion. In connection with the approval of the Advisory Agreement, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission directives relating to the approval of advisory contracts, which include but are not limited to, the following:

(a)	the nature, extent and quality of the adviser’s services;
(b)	the investment performance of the fund and the adviser;
(c)	the costs of the services to be provided and profits to be realized by the adviser and its affiliates from the relationship with the fund;
(d)	the extent to which economies of scale would be realized as the fund grows; and
(e)	whether fee levels reflect economies of scale for the benefit of fund investors.

In evaluating the Adviser’s services and its fees, the Directors reviewed information concerning the performance of the Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other Fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreements with the foregoing Fund, the Directors considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services provided, the profitability of the Adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser. The Directors also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund. In this regard, the Directors noted that there were no soft dollar arrangements involving the Adviser and the only benefits to affiliates were the fees earned for services provided. The Directors did not identify any single factor discussed above as all-important or controlling. The Directors also considered the Adviser’s commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Fund’s Portfolio Manager, Monte Avery, will continue to manage the Fund in substantially the same way as it had been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, Extent and Quality of Services: The Investment Adviser currently provides services to sixteen funds in the Integrity family of funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds. The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund’s future performance. The Portfolio Manager of the Fund has over 20 years experience in the advisory and money management area adding significant expertise to the Adviser of the Fund. A comparison of the Fund’s pro forma net operating expenses under the Advisory Agreement vis-à-vis comparable funds reflected that most of the comparable funds have similar or higher expense structures than the Fund, based upon data provided by outside consultants and fund financial reports. The Fund’s net expense ratio of 1.00% for the Class A shares was comparable to other funds of similar objective and size. The Fund’s net expense ratio of 1.50% for the Class B shares was comparable to other funds of similar objective and size. The Adviser has assured through subsidization that its other Funds have had consistent performance relative to comparable and competing funds. The other funds managed by the Investment Adviser have traditionally had a relatively low net ratio of expenses. The Board considered the compensation payable under the Advisory Agreement fair and reasonable in light of the services to be provided. The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate to the Board.

Investment Performance: Although the Fund has underperformed its relative benchmark, the Fund has been meeting its investment objective for providing as high a level of current income exempt from federal and Montana state income taxes as is consistent with preservation of capital. The Fund has positive returns for the 5-year, 10-year and since inception periods on the Class B shares, and for the     year-to-date, 1-year, 5-year and since inception periods on the A shares as of September 30, 2005.

Profitability: The Board has reviewed the financial statements of the Investment Adviser at prior meetings and most recently the year-ended December 31, 2004. The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund and does not participate in any soft dollar arrangements from securities trading. The Board determined that the profitability of the Adviser was not excessive based on the services it will provide for the Fund.

Economies of Scale: The Board briefly discussed the benefits for the Fund as the Adviser could realize economies of scale as the Fund grows larger, but the size of the Fund has not reached an asset level to benefit from economies of scale. The advisory fees are structured appropriately based on the size of the Fund.

In voting unanimously to approve the Advisory Agreement, the Directors did not identify any single factor as being of paramount importance. The Directors noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Integrity Money Management the strategic plan involving the Fund, and the potential for increased distribution and growth of the Fund. They determined that, after considering all relevant factors, the adoption of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Potential Conflicts of Interest – Investment Adviser
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

▪

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

▪

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has a day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. As of March 1, 2005, Mr. Avery's compensation is based on salary paid every other week. He is not compensated for client retention. In addition, Integrity Mutual Funds, Inc., sponsors a 401(k) plan for all its employees. This plan is funded by employee elective deferrals and to an extent matching contributions by the Company. After one year of employment the employee is eligible to participate in the Company matching program. The Company matches 100% of contribution up to 3% and ½% for each additional percent contributed up to 5%. Integrity Mutual Funds, Inc., has established a program in which it will grant interests in Integrity Mutual Funds, Inc., stock to current employees that meet certain eligibility requirements, as a form of long-term incentive. The program is designed to allow investment staff and other key employees to participate in the long-term growth of the value of the firm.

▪

Although the Portfolio Managers generally do not trade securities in their own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Investment Adviser and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Schedule of Investments December 30, 2005

Name of Issuer Percentages represent the market value of each investment category to total net assets.	Rating (Unaudited) Moody’s/ S&P	Coupon Rate	Maturity	Principal Amount	Market Value
MONTANA MUNICIPAL BONDS (96.4%)

#Billings, MT (West Park Village) Multifamily Hsg. Devl. Ref. Rev. GNMA	Aaa/AAA	5.550%	12/01/2032	$2,500,000	$2,535,225
Columbia Falls, MT School Dist. #6 (Flathead Cty.) G.O. FSA	Aaa/AAA	5.700	07/01/2020	815,000	890,982
Forsyth, MT (Montana Power) Pollution Control Rev. MBIA	Aaa/AAA	5.900	12/01/2023	600,000	600,000
*Forsyth, MT (Montana Power) Pollution Control Rev. MBIA	Aaa/AAA	6.125	05/01/2023	1,480,000	1,480,000
#Forsyth, MT (Montana Power) Pollution Control Rev. Ref. AMBAC	Aaa/AAA	6.125	05/01/2023	2,250,000	2,250,000
Forsyth, MT (Montana Power) Pollution Control Rev. Ref. AMBAC	Aaa/AAA	5.900	12/01/2023	620,000	620,000
Lewis & Clark Cty, MT High School District #1 FSA	Aaa/AAA	5.500	07/01/2014	165,000	168,467
Missoula Cty, MT School Dist. #001 (Missoula) G.O.	A-1/NR	5.500	07/01/2020	150,000	164,754
Montana St. Board of Regents (University of MT) MBIA	Aaa/AAA	6.000	05/15/2019	20,000	22,456
Montana St. Board of Regents (University of MT) MBIA	Aaa/AAA	5.750	05/15/2024	25,000	27,796
Montana St. Board of Regents (University of MT) MBIA	Aaa/AAA	6.000	05/15/2019	230,000	254,957
Montana St. Board of Regents (University of MT) MBIA	Aaa/AAA	5.750	05/15/2024	275,000	305,836
Montana State (Water Pollution Control) Revolving Fund Program G.O.	Aa-3/AA-	5.600	07/15/2020	170,000	184,756
Montana State (Water Pollution Control) Revolving Fund Program G.O.	Aa-3/AA-	5.600	07/15/2020	240,000	260,832
MT Board of Hsg., Multifamily Mrtge. FHA	Aa-1/NR	6.150	08/01/2026	450,000	466,232
MT Board of Hsg., Single Family Mrtge.	Aa/AA+	6.150	06/01/2030	175,000	177,879
MT Board of Hsg., Single Family Program	Aa/AA+	5.950	12/01/2027	275,000	284,633
MT Fin. Auth. Hlth. Care Rev. Master Loan Proj. - Cmnty. Med. Ctr.	A/NR	5.100	12/01/2018	250,000	257,147
MT Fin. Auth. Hlth. Care Rev. Master Loan Proj. - Cmnty. Med. Ctr.	A/NR	5.125	12/01/2019	250,000	261,840
MT Fin. Auth. Hlth. Care Rev. Master Loan Proj. - Cmnty. Med. Ctr.	A/NR	5.150	12/01/2020	250,000	257,235
MT Fin. Auth. Hlth. Care Rev. Master Loan Proj. - Cmnty. Med. Ctr.	A/NR	5.200	12/01/2021	250,000	258,840
MT Hgr. Educ. Student Assistance Corp. Rev.	A/NR	5.500	12/01/2031	2,185,000	2,274,956
MT Hgr. Educ. Student Assistance Corp. Rev.	A/NR	6.400	12/01/2032	1,250,000	1,316,700
MT Hlth. Facs. Auth. (Alternatives Inc.) Prerelease Ctr. Rev.	NR/BBB+	5.600	10/01/2017	750,000	769,410
MT Hlth. Facs. Auth. (Big Horn Hosp. - Hardin) Rev.	A/NR	5.100	02/01/2018	300,000	300,000
MT Hlth. Facs. Auth. (Boyd Andrew Prj.) Pre Release Center	NR/BBB+	6.300	10/01/2020	795,000	855,046
MT Hlth. Facs. Auth. (Bozeman Deaconess) Rev. Ref.	NR/A+	5.000	06/01/2018	1,000,000	1,031,900
MT Hlth. Facs. Auth. (Lewis & Clark Nursing Home) Rev.	A/NR	5.100	02/01/2018	350,000	350,000
MT Hlth. Facs. Auth. (Lewis & Clark Office Proj.) Rev.	A/NR	5.100	02/01/2018	150,000	150,000
*MT Hlth. Facs. Auth. (Marcus Daly Memorial) Rev.	A/NR	6.000	08/01/2020	1,400,000	1,494,038
MT Hlth. Facs. Auth. (Master Loan Program) Rev.	A/NR	6.400	10/01/2014	450,000	457,385
MT Hlth. Facs. Auth. (Northern MT Care Ctr.-Havre) Rev.	Baa-3/NR	6.350	09/01/2015	1,000,000	1,010,670
*MT Hlth. Facs. Auth. (Providence Services) MBIA	Aaa/AAA	5.375	12/01/2025	1,300,000	1,387,451
MT Hlth. Facs. Auth. (Providence Services) MBIA	Aaa/AAA	5.450	12/01/2026	100,000	106,914
MT Hlth. Facs. Auth. (State Hospital) Hlth. Care Rev. AMBAC	Aaa/NR	5.000	06/01/2022	600,000	619,938
MT State Univ. Rev. MBIA	Aaa/AAA	5.375	11/15/2021	95,000	97,345
*MT State Univ. Rev. MBIA	Aaa/AAA	5.625	11/15/2025	810,000	829,869
*MT State Univ. Rev. MBIA	Aaa/AAA	5.625	11/15/2025	190,000	195,831
Phillips Cty., MT Eastern School Dist. #14 School Bldg. G.O. MBIA	Aaa/AAA	5.600	07/01/2015	145,000	149,237
Phillips Cty., MT Eastern School Dist. #14 School Bldg. G.O. MBIA	Aaa/AAA	5.600	07/01/2016	155,000	160,264
Phillips Cty., MT Eastern School Dist. #14 School Bldg. G.O. MBIA	Aaa/AAA	5.600	07/01/2017	165,000	170,359
Phillips Cty., MT High School Dist. #A School Bldg. G.O. MBIA	Aaa/AAA	5.600	07/01/2015	290,000	298,430

TOTAL MONTANA MUNICIPAL BONDS (COST: $24,938,557)					$25,755,610

SHORT-TERM SECURITIES (1.4%)				Shares
Wells Fargo Advantage National Tax-Free Money Market (COST: $384,716)				384,716	$384,716

TOTAL INVESTMENTS IN SECURITIES (COST: $25,323,273)					$26,140,326
OTHER ASSETS LESS LIABILITIES					586,755

NET ASSETS					$26,727,081

*Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

# Indicates bonds are segregated by the custodian to cover initial margin requirements.

FOOTNOTE: Non-rated (NR) securities have been determined to be of investment grade quality by the Fund’s Adviser.

The accompanying notes are an integral part of these financial statements.

Financial Statements December 30, 2005
Statement of Assets and Liabilities December 30, 2005

ASSETS
Investments in securities, at value (cost: $25,323,273)	$26,140,326
Accrued dividends receivable	1,122
Accrued interest receivable	282,307
Variation margin on futures	437,750
Prepaid expenses	4,202

Total Assets	$26,865,707

LIABILITIES
Dividends payable	$89,906
Payable to affiliates	27,324
Accrued expenses	8,956
Payable for fund shares redeemed	11,073
Disbursement in excess of demand deposit cash	1,367

Total Liabilities	$138,626

NET ASSETS	$26,727,081

Net assets are represented by:
Capital stock outstanding, at par	$3,178
Additional paid-in capital	35,109,487
Accumulated undistributed net realized gain (loss) on investments and futures	(8,973,909)
Accumulated undistributed net investment income	4,064
Unrealized appreciation on investments	817,053
Unrealized depreciation on futures	(232,792)
Total amount representing net assets applicable to
3,177,950 outstanding shares of $.001 par value
common stock (200,000,000 shares authorized)	$26,727,081

Net Assets Consist of:
Class A	$14,246,579
Class B	$12,480,502
Total Net Assets	$26,727,081

Shares Outstanding:
Class A	1,691,541
Class B	1,486,409

Net Asset Value per share:
Class A	$8.42
Class A – offering price (based on sales charge of 4.25%)	$8.79
Class B	$8.40

The accompanying notes are an integral part of these financial statements.

Statement of Operations For the year ended December 30, 2005

INVESTMENT INCOME
Interest	$1,588,906
Dividends	21,303
Total Investment Income	$1,610,209

EXPENSES
Investment advisory fees	$189,478
Distribution (12b-1 fees) – Class A	35,320
Distribution (12b-1 fees) – Class B	130,575
Transfer agent fees	48,738
Accounting service fees	45,790
Legal fees	6,585
Custodian fees	5,670
Reports to shareholders	3,961
Directors fees	3,125
Transfer agent out-of-pocket	2,446
Professional fees	12,655
Registration and filing fees	544
Insurance fees	1,381
Audit fees	6,014
Total expenses	$492,282
Less expenses waived or absorbed by the Fund’s manager	(90,220)
Total Net Expenses	$402,062

NET INVESTMENT INCOME (LOSS)	$1,208,147

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
Net realized gain (loss) from:
Investment transactions	$239,497
Futures transactions	(639,014)
Net change in unrealized appreciation (depreciation) of:
Investments	(437,626)
Futures	(208,234)
Net Realized and Unrealized Gain (Loss) on Investments and Futures	$(1,045,377)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$162,770

The accompanying notes are an integral part of these financial statements.

Financial Statements December 30, 2005

Statement of Changes in Net Assets
For the year ended December 30, 2005, and the year ended December 31, 2004

	For The Year Ended December 30, 2005	For The Year Ended December 31, 2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,208,147	$1,601,590
Net realized gain (loss) on investment and futures transactions	(399,517)	(821,289)
Net change in unrealized appreciation (depreciation) on investments and futures	(645,860)	(672,821)
Net Increase (Decrease) in Net Assets Resulting From Operations	$162,770	$107,480

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A ($.35 and $.36, respectively)	$(580,725)	$(556,042)
Class B ($.31 and $.32, respectively)	(626,822)	(1,044,966)
Distributions from net realized gain on investment and futures transactions:
Class A ($.00 and $.00, respectively)	0	0
Class B ($.00 and $.00, respectively)	0	0
Total Dividends and Distributions	$(1,207,547)	$(1,601,008)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares:
Class A	$177,560	$483,883
Class B	37,610	257,674
Proceeds from reinvested dividends:
Class A	361,284	345,647
Class B	443,600	738,569
Cost of shares redeemed:
Class A	(3,836,117)	(2,793,860)
Class B	(6,926,113)	(8,362,594)
Exchanges to/from related Fund classes:
Class A	3,662,900	4,552,379
Class B	(3,662,900)	(4,552,379)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$(9,742,176)	$(9,330,681)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(10,786,953)	$(10,824,209)

NET ASSETS, BEGINNING OF PERIOD	37,514,034	48,338,243

NET ASSETS, END OF PERIOD	$26,727,081	$37,514,034
Undistributed Net Investment Income	$4,064	$3,464

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements December 30, 2005

Note 1. ORGANIZATION
Montana Tax-Free Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on April 15, 1993, and commenced operations on August 12, 1993. The Fund’s objective is to provide as high a level of current income exempt from federal and Montana income taxes as is consistent with preservation of capital. The Fund will seek to achieve this by investing primarily in a portfolio of Montana tax-exempt securities.

All shares existing prior to January 7, 2000, the commencement date of Class A shares, were classified as Class B shares. Class B shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% on an annual basis, and a Contingent Deferred Sales Charge that decreases depending on how long the shares have been held. Class A shares are sold with an initial sales charge of 4.25% and a distribution fee of up to 0.25% on an annual basis. The two classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and have exclusive voting rights with respect to any matter on which a separate vote of any class is required. Class B shares automatically convert to A shares on the 15th of the month or the next business day following the eighth anniversary of issuance.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Investment security valuation – Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by Integrity Money Management. The matrix system has been developed based on procedures approved by the Board of Directors and includes consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

Federal and state income taxes – The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required. Distributions during the year ended December 30, 2005 were characterized as tax-exempt for tax purposes.

The tax character of distributions paid was as follows:

	December 30, 2005	December 31, 2004
Tax-exempt income	$1,207,547	$1,601,008
Ordinary income	0	0
Long-term capital gains	0	0
Total	$1,207,547	$1,601,008

As of December 30, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/(Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$0	$0	($9,206,701)	$817,053	($8,389,648)

The Fund has unexpired capital loss carryforwards for tax purposes as of December 30, 2005, totaling $9,206,701, which may be used to offset capital gains. The capital loss carryforward amounts will expire in each of the years ended December 31 as shown in the table below.

Year	Unexpired Capital Losses
2006	$573,646
2007	$0
2008	$983,415
2009	$0
2010	$2,483,727
2011	$3,714,786
2012	$843,376
2013	$607,751

For the year ended December 30, 2005, the Fund made $287,852 in permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Multiple class allocations – The Fund simultaneously uses the settled shares method to allocate income and fund-wide expenses and uses the relative net assets method to allocate gains and losses. Class-specific expenses, distribution fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 30, 2005, distribution fees were the only class-specific expenses.

Distributions to shareholders – Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year. Net investment income, other than distribution fees, are allocated daily to each class of shares based upon the settled shares of each class.

Premiums and discounts – Premiums and discounts on municipal securities are amortized for financial reporting purposes.

Other – Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Futures contracts – The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded. Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

At December 30, 2005, the Fund had outstanding futures contracts to sell debt securities as follows:

Contracts to Sell	Expiration Date	Number of Futures Contracts	Valuation as of December 30, 2005	Unrealized Appreciation (Depreciation)
U.S. Treasury Bonds	03/2006	103	$437,750	($232,792)

Use of estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications – Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3. CAPITAL SHARE TRANSACTIONS
As of December 30, 2005, there were 200,000,000 shares of $.001 par value authorized; 3,177,950 and 4,330,598 shares were outstanding at December 30, 2005, and December 31, 2004, respectively.

Transactions in capital shares were as follows:

	Class A Shares		Class B Shares
	For The Year Ended December 30, 2005	For The Year Ended December 31, 2004	For The Year Ended December 30, 2005	For The Year Ended December 31, 2004
Shares sold	20,856	54,617	4,404	29,241
Shares issued on reinvestment of dividends	42,515	39,237	52,262	83,979
Shares redeemed	(451,883)	(317,252)	(819,560)	(951,582)
Shares exchanged to Class A	0	0	(433,916)	(517,844)
Shares exchanged from Class B	432,674	516,302	0	0
Net increase (decrease)	44,162	292,904	(1,196,810)	(1,356,206)

Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Integrity Money Management, the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer and accounting services agent; are subsidiaries of Integrity Mutual Funds, Inc. (“Company”), the Fund’s sponsor.

The Advisory Agreement provides for fees to be computed at an annual rate of 0.60% of the Fund’s average daily net assets. The Fund has recognized $99,258 of investment advisory fees after a partial waiver for the year ended December 30, 2005. The Fund has a payable to Integrity Money Management of $6,613 at December 30, 2005, for investment advisory fees. Certain officers and Directors of the Fund are also officers and Directors of the Adviser.

The Adviser may voluntarily waive fees or reimburse expenses not required under the advisory contract from time to time. Accordingly, after fee waivers and expense reimbursements, the Fund’s actual total annual operating expenses for Class B shares was 1.00% for the fiscal year ended December 30, 2005. After fee waivers and expense reimbursements, the Fund’s actual total annual operating expenses for Class A were 1.50% for the fiscal year ended December 30, 2005.

Principal Underwriter and Shareholder Services
Integrity Funds Distributor serves as the principal underwriter for the Fund. The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.” Class B currently pays an annual distribution fee of up to 0.75% of the average daily net assets of the class. Class A currently pays an annual distribution fee of up to 0.25% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly.

During the year ended December 30, 2005, amounts paid or accrued to Integrity Funds Distributor and fees waived, if any, pursuant to Class A and Class B Distribution Plans were as follows:

	12b-1 Fees Charged	12b-1 Fees Waived
Class A Shares	$35,320	$0
Class B Shares	$130,575	$0

Integrity Fund Services provides shareholder services for a fee that varies according to the size of the Fund and is reimbursed for out-of-pocket expenses. An additional fee with a minimum of $500 per month is charged for each additional share class. The Fund has recognized $48,738 of transfer agency fees for the year ended December 30, 2005. The Fund has a payable to Integrity Fund Services of $3,646 at December 30, 2005, for transfer agency fees. Integrity Fund Services also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million. An additional fee with a minimum of $500 per month is charged for each additional share class. The Fund has recognized $45,790 of accounting service fees for the year ended December 30, 2005. The Fund has a payable to Integrity Fund Services of $3,627 at December 30, 2005, for accounting service fees.

Note 5. INVESTMENT SECURITY TRANSACTIONS
The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $274,405 and $9,267,787, respectively, for the year ended December 30, 2005.

Note 6. INVESTMENT IN SECURITIES
At December 30, 2005, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $25,323,273. The net unrealized appreciation of investments based on the cost was $817,053, which is comprised of $818,167 aggregate gross unrealized appreciation and $1,114 aggregate gross unrealized depreciation.

Financial Highlights December 30, 2005

Selected per share data and ratios for the period indicated

Class A Shares

		For The Year Ended December 30, 2005		For The Year Ended December 31, 2004		For The Year Ended December 31, 2003		For The Year Ended December 31, 2002		For The Year Ended December 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD		$8.68		$8.98		$9.27		$9.81		$9.75

Income from Investment Operations:
Net investment income	$	..35	$	..36	$	..40	$	..43	$	..45
Net realized and unrealized gain (loss) on investment and futures transactions		(.26)		(.30)		(.29)		(.54)		..06
Total Income (Loss) From Investment Operations	$	..09	$	..06	$	..11		$(.11)	$	..51

Less Distributions:
Dividends from net investment income		$(.35)		$(.36)		$(.40)		$(.43)		$(.45)
Distributions from net realized gains		..00		..00		..00		..00		..00
Total Distributions		$(.35)		$(.36)		$(.40)		$(.43)		$(.45)

NET ASSET VALUE, END OF PERIOD		$8.42		$8.68		$8.98		$9.27		$9.81

Total Return		1.07%(A)		0.73%(A)		1.19%(A)		(1.19%)(A)		5.30%(A)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)		$14,247		$14,297		$12,165		$7,264		$3,537
Ratio of net expenses (after expense assumption) to average net assets		1.00%(B)		0.95%(B)		0.95%(B)		0.95%(B)		0.94%(B)
Ratio of net investment income to average net assets		4.11%		4.12%		4.34%		4.45%		4.39%
Portfolio turnover rate		0.92%		0.00%		9.19%		6.26%		12.33%

(A) Excludes maximum sales charge of 4.25%.

(B) During the periods indicated above, the Company assumed/waived expenses of $40,760, $34,905, $18,886, $10,332, and $2,028, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.29%, 1.21%, 1.15%, 1.12%, and 1.11%, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Financial Highlights December 30,2005

Selected per share data and ratios for the period indicated

Class B Shares

		For The Year Ended December 30, 2005		For The Year Ended December 31, 2004		For The Year Ended December 31, 2003		For The Year Ended December 31, 2002		For The Year Ended December 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD		$8.65		$8.95		$9.25		$9.78		$9.75

Income from Investment Operations:
Net investment income	$	..31	$	..32	$	..36	$	..39	$	..41
Net realized and unrealized gain (loss) on investment and futures transactions		(.25)		(.30)		(.30)		(.53)		..03
Total Income (Loss) From Investment Operations	$	..06	$	..02	$	..06		$(.14)	$	..44

Less Distributions:
Dividends from net investment income		$(.31)		$(.32)		$(.36)		$(.39)		$(.41)
Distributions from net realized gains		..00		..00		..00		..00		..00
Total Distributions		$(.31)		$(.32)		$(.36)		$(.39)		$(.41)

NET ASSET VALUE, END OF PERIOD		$8.40		$8.65		$8.95		$9.25		$9.78

Total Return		0.68%(A)		0.22%(A)		0.66%(A)		(1.44%)(A)		4.62%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)		$12,481		$23,217		$36,173		$53,016		$58,270
Ratio of net expenses (after expense assumption) to average net assets		1.50%(B)		1.45%(B)		1.36%(B)		1.30%(B)		1.30%(B)
Ratio of net investment income to average net assets		3.60%		3.63%		3.98%		4.11%		4.21%
Portfolio turnover rate		0.92%		0.00%		9.19%		6.26%		12.33%

(A) Excludes contingent deferred sales charge of 4%.

(B) During the periods indicated above, the Company assumed/waived expenses of $49,461, $72,241, $129,201, $183,595, and $193,549 respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.78%, 1.70%, 1.65%, 1.63%, and 1.63% respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Montana Tax-Free Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Montana Tax-Free Fund, Inc. (the Fund), including the schedule of investments, as of December 30, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 30, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Montana Tax-Free Fund, Inc. as of December 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota USA
February 13, 2006

Item 2)	Code of Ethics.
(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code”).

	(b)	For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:
		(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

		(3)	Compliance with applicable governmental laws, rules, and regulations;
		(4)	The prompt internal reporting of violations of the Code to an appropriate person or persons identified in the code; and
		(5)	Accountability for adherence to the Code.
	(c)	The Code has been amended to remove references to the functions of the corporation and apply specifically to the Funds.
	(d)	The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PFO and PEO during the period covered by this report.
	(e)	Not applicable.
	(f)	See Item 12(a) regarding the filing of the Code of Ethics for the Principal Executive and Principal Financial Officers of the Integrity Funds and Integrity Mutual Funds, Inc.
Item 3)	Audit Committee Financial Expert.

The Trust’s Board of Trustees has determined that Lynn Aas is an audit committee financial expert, as defined in paragraph (a)(2) of Item 3 of Form N-CSR. Mr. Aas is independent for purposes of Item 3 of Form N-CSR.

Effective January 6, 2006, Independent Trustee Lynn Aas retired from the Audit Committee. Mr. Jerry Stai was subsequently nominated and elected to fill the vacancy. Mr. Stai is independent for purposes of Item 3 of Form N-CSR.

Item 4)	Principal Accountant Fees and Services.
(a)

Audit fees include the amounts related to the professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
			2004	$6,000
			2005	$6,300
	(b)	Audit-related fees are fees principally for professional services rendered for due diligence and technical accounting consulting and research.
Audit-Related Fees
			2004	$1,005
			2005	$800
	(c)	Tax fees include amounts related to the preparation and review of the registrant’s tax returns.
Tax Fees
			2004	$950
			2005	$1,100
	(d)	All Other Fees.
None.
	(e)	(1)

The registrant’s audit committee has adopted policies and procedures that require the audit committee to pre-approve all audit and non-audit services provided to the registrant by the principal accountant.

(2)

0% of the services described in paragraphs (b) through (d) were not pre-approved by the audit committee. All of the services described in paragraphs (b) through (d) of item 4 were approved by the audit committee.

	(f)	All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time permanent employees.
	(g)	None.
(h)

The registrant’s independent auditor did not provide any non-audit services to the registrant’s investment adviser or any entity controlling, controlled by or controlled with the registrant’s investment adviser that provides ongoing services to the registrant.

Item 5)	Audit Committee of Listed Registrants.
Not applicable.
Item 6)	Schedule of Investments.
The Schedule of Investments is included in Item 1 of this Form N-CSR.
Item 7)	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8)	Portfolio Managers of Closed-End Management Investment Companies.
Not Applicable.
Item 9)	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not Applicable.
Item 10)	Submissions of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors in the last fiscal half-year.
Item 11)	Controls and Procedures.
(a)

Based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSRS (the “Report”), the registrant’s principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12)	Exhibits.
	(a)	(1)	The registrant’s Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto.
		(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 is filed and attached hereto.
	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Montana Tax-Free Fund, Inc.
By:				/s/Robert E. Walstad
Robert E. Walstad
President
Date:				February 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Montana Tax-Free Fund, Inc.
By:				/s/Robert E. Walstad
Robert E. Walstad
President
Date:				February 27, 2006

By:				/s/Laura Anderson
Laura Anderson
Treasurer
Date:				February 27, 2006